TO THE SHAREHOLDERS

During the first six months of 1999, continued concerns regarding inflation pushed yields for fixed-income securities higher. Although economic data indicated a benign inflationary environment, market participants correctly anticipated that the Federal Reserve Board would raise rates at its June 30 meeting in response to the improved global outlook and continued US economic strength. This tightening was a partial reversal of the Fed's actions last fall, when it lowered interest rates three times in response to the global financial crisis.

At its June meeting, in addition to raising rates by 25 basis points, the Fed surprised markets by changing its bias from a tightening stance to neutral. This shift was primarily in response to current economic data, which did not suggest any dramatic reversal of the generally positive operating environment. The Fed's announcement immediately pushed the Dow Jones Industrial Average 155 points higher and pushed the yield on the 30-year Treasury bond back below 6%. Since then, however, fears of additional interest rate hikes have surfaced, sending the market averages lower and the 30-year Treasury bond yield above 6%.

As the millennium approaches, we have become concerned that the media's focus on the Year 2000 (Y2K) computer issue, and the fears that this attention may spark, will cause some investors to take actions that are not in their best long-term interests. In our view, the primary danger to investors is losing sight of their long-term financial goals and altering their portfolios and asset allocation, in an attempt to respond to the confusion surrounding this issue.

In the US, governments and businesses have committed substantial resources to this issue and, while there may be scattered inconveniences, we believe that the US will enter the year 2000 relatively seamlessly, and that much of the rest of the developed world is also well positioned to deal with the new millennium.

For the past several years, J. & W. Seligman & Co. Incorporated (Seligman), your Fund's manager, and Seligman Data Corp. (Seligman Data), your Fund's shareholder service agent, have been working to ensure that shareholders do not experience any Y2K-related inconveniences. We are pleased to report that the early start has paid off. During the spring of this year, Seligman and Seligman Data participated in Y2K testing conducted by the Securities Industry Association. These tests were completed without any Y2K-related problems on the part of Seligman or Seligman Data. Tests with key service providers were also conducted, all of which were successfully completed in a Y2K environment.

Thank you for your continued support of Seligman Cash Management Fund. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

/s/ William C. Morris

William C. Morris
Chairman

                                               /s/ Brian T. Zino

                                                   Brian T. Zino
                                                       President

August 6, 1999

INTERVIEW WITH YOUR PORTFOLIO MANAGER, GARY S. ZELTZER

Q. What economic and market factors influenced Seligman Cash Management Fund's results during the first half of 1999?

A. During the past six months, bond yields rose more dramatically than anticipated. In May, the Federal Reserve Board announced a bias toward tighter monetary policy and markets began to expect not only a June rate increase, but an additional hike in August. On June 30, the Fed delivered the much-anticipated rate hike of 25 basis points, but announced a bias shift to neutral. Markets had not expected this change and the news sparked a bond market rally that day, pushing long-term US Treasury bond yields back below 6%.

    While this rising-rate environment of the past six months has resulted in falling bond prices, the higher yields have benefited Seligman Cash Management Fund. At the end of the Fund's fiscal year on December 31, 1998, the Fund's 30-day effective yield for Class A shares was 3.79%. At the end of its mid-year reporting period on June 30, its yield had risen to 4.14%.

Q.  What was your investment strategy?

A. As rates moved higher during the period, we took advantage of what we saw as a relatively brief window of opportunity to lock in higher rates. During this time, we purchased US Treasury bills just about the time these rates peaked. As always, we maintained high credit quality and high liquidity for the Fund.

Q.  What is your outlook?

A. The fundamentals underlying the US economy remain positive, with robust economic growth and low inflation. We believe that interest rates will hold steady and possibly trend lower for the balance of the year. Markets are already expecting an August interest rate hike by the Fed, and this increase is now mostly reflected in market rates.

A TEAM APPROACH

Seligman Cash Management Fund is managed by the Seligman Taxable Fixed Income Team, headed by Gary S. Zeltzer. Mr. Zeltzer is assisted by seasoned research professionals who are responsible for identifying quality money market instruments in order to preserve investors' capital and to maximize liquidity and current income.

Taxable Fixed Income Team: (standing, from left) Deborah Joseph (Administrative Assistant), Nicholas Walsh, Brian Turner, (seated) Susan Egan, Gary S. Zeltzer (Portfolio Manager)

INVESTMENT RESULTS
June 30, 1999

                                CLASS A      CLASS B     CLASS C*     CLASS D
                                -------      -------     --------     -------
Net Assets.................  $259,334,213  $40,648,698   $329,416   $41,758,075
Net Asset Value per Share..         $1.00        $1.00      $1.00         $1.00
Number of Shareholders.....        10,726        1,860          7         1,742
Dividends**................        $0.020       $0.015     $0.003        $0.015
Annualized Net Yield per
  Share**..................          3.98%        2.97%      3.06%         2.97%
Annualized Effective Yield
  per Share With Dividends
  Invested Monthly**.......          4.02%        2.99%      3.10%         2.99%

------------------
*  Commenced May 27, 1999.
** For the six months ended June 30, 1999, except Class C shares, which are for the period May 27, 1999 to June 30, 1999. Investment in the Fund is neither insured nor guaranteed by the US government, and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

PORTFOLIO OF INVESTMENTS
June 30, 1999


                                                                        ANNUALIZED
                                                                         YIELD ON         PRINCIPAL
                                                                       PURCHASE DATE       AMOUNT           VALUE
                                                                     ----------------   ------------- ----------------
US GOVERNMENT SECURITIES 82.6%
US Treasury Bills, 7/8/1999.........................................        4.41%       $35,000,000      $ 34,970,600
US Treasury Bills, 7/8/1999.........................................        4.52         50,000,000        49,957,028
US Treasury Bills, 7/22/1999........................................        4.48         40,000,000        39,897,917
US Treasury Bills, 8/5/1999.........................................        4.51         40,000,000        39,829,083
US Treasury Bills, 8/19/1999........................................        4.53         35,000,000        34,789,912
US Treasury Bills, 11/26/1999.......................................        4.93         25,000,000        24,511,806
US Treasury Bills, 12/2/1999........................................        5.03         25,000,000        24,482,389
US Treasury Notes, 6.875%, 7/31/1999................................        4.59         34,000,000        34,060,632
                                                                                                         ------------
TOTAL US GOVERNMENT SECURITIES (COST $282,499,367)..................                                      282,499,367
                                                                                                         ------------
FIXED TIME DEPOSITS 20.0%
Bank of Montreal, Grand Cayman, 5.625%, 7/1/1999....................        5.70         10,000,000        10,000,000
Bayerische Vereinsbank, Grand Cayman, 5.625%, 7/1/1999..............        5.70         10,000,000        10,000,000
Canadian Imperial Bank of Commerce, Grand Cayman, 5.50%, 7/1/1999...        5.58         10,000,000        10,000,000
Credit Communal de Belgique, Grand Cayman, 5.8125%, 7/1/1999........        5.89         10,000,000        10,000,000
First National Bank of Chicago, Grand Cayman, 5.50%, 7/1/1999.......        5.58         10,000,000        10,000,000
National Westminster Bank, Nassau, 5.625%, 7/1/1999.................        5.70          8,600,000         8,600,000
UBS, Grand Cayman, 5.625%, 7/1/1999.................................        5.70         10,000,000        10,000,000
                                                                                                         ------------
TOTAL FIXED TIME DEPOSITS (COST $68,600,000)........................                                       68,600,000
                                                                                                         ------------

TOTAL INVESTMENTS (Cost $351,099,367) 102.6%........................                                      351,099,367
OTHER ASSETS LESS LIABILITIES (2.6)%................................                                       (9,028,965)
                                                                                                         ------------
NET ASSETS 100.0%...................................................                                     $342,070,402
                                                                                                         ============

------------------
See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999

ASSETS:
Investments, at value:
   US Government securities (Cost $282,499,367) ..............           $282,499,367
   Fixed time deposits (Cost $68,600,000) ....................             68,600,000              $351,099,367
Cash ................................................................................                   274,923
Receivable for Capital Stock sold ...................................................                13,717,005
Interest receivable .................................................................                   985,736
Investment in, and expenses prepaid to, shareholder service agent ...................                    63,927
Other ...............................................................................                   244,588
                                                                                                   ------------
Total Assets ........................................................................               366,385,546
                                                                                                   ------------
Liabilities:
Payable for Capital Stock redeemed ..................................................                23,673,137
Accrued expenses and other ..........................................................                   642,007
                                                                                                   ------------
Total Liabilities ...................................................................                24,315,144
                                                                                                   ------------
Net Assets ..........................................................................              $342,070,402
                                                                                                   ============
Composition of Net Assets:
Capital Stock, at par ($0.01 par value; 1,400,000,000 shares authorized;
   342,084,506 shares outstanding):
   Class A ..........................................................................              $  2,593,455
   Class B ..........................................................................                   406,471
   Class C ..........................................................................                     3,294
   Class D ..........................................................................                   417,625
Additional paid-in capital ..........................................................               338,663,562
Accumulated net realized loss .......................................................                   (14,005)
                                                                                                   ------------
Net Assets:
Applicable to 259,345,469 Class A shares, 40,647,135 Class B shares, 329,413
   Class C shares, and 41,762,489 Class D shares, equivalent to $1.00 per share......              $342,070,402
                                                                                                   ============
------------------
See Notes to Financial Statements.


STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1999


INVESTMENT INCOME:

Interest ............................................................................                $8,970,855

EXPENSES:
Management fee ...............................................             $  775,512
Distribution and service fees ................................                466,928
Shareholder account services .................................                332,442
Registration .................................................                 89,426
Custody and related services .................................                 37,174
Auditing and legal fees ......................................                 26,494
Shareholder reports and communications .......................                 22,838
Directors' fees and expenses .................................                 14,493
Miscellaneous ................................................                 10,575
                                                                           ----------
Total Expenses Before Fee Waiver .............................              1,775,882
Fee Waiver....................................................               (171,530)
                                                                           ----------
Total Expenses After Fee Waiver .....................................................                 1,604,352
                                                                                                     ----------
Net Investment Income ...............................................................                 7,366,503

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net Realized Gain on Investments ....................................................                    13,487
                                                                                                     ----------
Increase in Net Assets from Operations ..............................................                $7,379,990
                                                                                                     ==========
------------------
See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS


                                                                               SIX MONTHS ENDED           YEAR ENDED
                                                                                 JUNE 30, 1999         DECEMBER 31, 1998
                                                                              ------------------      -------------------
OPERATIONS:
Net investment income...................................................        $     7,366,503          $    13,401,519
Net realized gain (loss) on investments ................................                 13,487                  (22,865)
                                                                                ---------------          ---------------
Increase in Net Assets from Operations .................................              7,379,990               13,378,654
                                                                                ---------------          ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A ................................................................             (5,956,632)             (11,137,647)
Class B ................................................................               (511,810)                (649,323)
Class C ................................................................                   (428)                      --
Class D ................................................................               (897,633)              (1,614,549)
                                                                                ---------------          ---------------
Decrease in Net Assets from Distributions ..............................             (7,366,503)             (13,401,519)
                                                                                ---------------          ---------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares ..........................................            282,512,102              504,180,586
Investment of dividends ................................................              5,554,383               10,848,889
Exchanged from associated Funds.........................................          4,660,369,634            6,095,906,910
                                                                                ---------------          ---------------
Total ..................................................................          4,948,436,119            6,610,936,385
                                                                                ---------------          ---------------
Cost of shares redeemed.................................................           (325,880,380)            (565,615,022)
Exchanged into associated Funds.........................................         (4,630,357,929)          (5,937,011,542)
                                                                                ---------------          ---------------
Total...................................................................         (4,956,238,309)          (6,502,626,564)
                                                                                ---------------          ---------------
Increase (Decrease) in Net Assets from Capital Share Transactions ......             (7,802,190)             108,309,821
                                                                                ---------------          ---------------
Increase (Decrease) in Net Assets ......................................             (7,788,703)             108,286,956

NET ASSETS:
Beginning of period ....................................................            349,859,105              241,572,149
                                                                                ---------------          ---------------
End of Period ..........................................................        $   342,070,402          $   349,859,105
                                                                                ===============          ===============
------------------
See Notes to Financial Statements.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. Multiple Classes of Shares -- Seligman Cash Management Fund, Inc.(the "Fund") offers four classes of shares: Class A shares, Class B shares, Class C shares, and Class D shares, each of which may be acquired by investors at net asset value. Class A shares acquired by an exchange from another Seligman investment company originally purchased in an amount of $1,000,000 or more without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1% if redeemed within 18 months of original purchase. Class B shares are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares acquired by an exchange from another Seligman investment company are subject to a distribution fee of up to

NOTES TO FINANCIAL STATEMENTS

0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of the original purchase. Class D shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation -- The Fund uses the amortized cost method for valuing its short-term securities. Under this method, all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and the maturity value of the issue over the period to maturity. Investments of certain other funds in the Seligman Group of Investment Companies purchased to offset the Fund's liability for deferred directors' fees are valued at current market values.

b. Federal Taxes -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. The cost of investments for federal income tax purposes is substantially the same as the cost for financial reporting purposes. Interest income, including the amortization of discount or premium, is recorded as earned. Dividends are declared daily and paid monthly.

d. Repurchase Agreements -- The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J.& W. Seligman & Co. Incorporated (the "Manager"). Securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collateral.

e. Multiple Class Allocations -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses, if any, are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 1999, distribution and service fees were the only class-specific expenses.

NOTES TO FINANCIAL STATEMENTS

3. Capital Share Transactions -- The Fund has authorized 1,400,000,000 shares of $0.01 par value Capital Stock. Transactions in shares of Capital Stock, each at a value of $1.00 per share, were as follows:

                                       Six Months
                                         Ended         Year Ended
                                     June 30, 1999  December 31, 1998
                                     -------------  -----------------
Class A
Proceeds from sales
 of shares...................          267,363,137      460,655,703
Investment of
 dividends...................            4,589,209        9,076,847
Exchanged from
 associated Funds............        3,199,050,169    4,153,086,377
                                    --------------   --------------
Total........................        3,471,002,515    4,622,818,927
                                    --------------   --------------
Cost of shares
 redeemed....................         (297,321,605)    (525,764,601)
Exchanged into
 associated Funds............       (3,187,784,539)  (4,030,213,963)
                                    --------------   --------------
Total........................       (3,485,106,144)  (4,555,978,564)
                                    --------------   --------------
Increase (Decrease)
 in Shares...................          (14,103,629)      66,840,363
                                    ==============   ==============
Class B
Proceeds from sales
 of shares...................            3,670,436       10,830,398
Investment of
 dividends...................              432,162          538,909
Exchanged from
 associated Funds............           87,490,226       96,955,102
                                    --------------   --------------
Total........................           91,592,824      108,324,409
                                    --------------   --------------
Cost of shares
 redeemed....................           (7,031,458)      (7,423,097)
Exchanged into
 associated Funds............          (68,104,267)     (87,569,652)
                                    --------------   --------------
Total........................          (75,135,725)     (94,992,749)
                                    --------------   --------------
Increase in Shares...........           16,457,099       13,331,660
                                    ==============   ==============

                                     May 27, 1999*
                                          To
                                     June 30, 1999
                                    --------------
Class C
Proceeds from sales
 of shares...................              329,083
Investment of
 dividends...................                  330
                                           -------
Total........................              329,413
                                           -------
Increase in Shares...........              329,413
                                           =======

-----------------
* Commencement of offering of shares.


                                       Six Months
                                         Ended         Year Ended
                                     June 30, 1999  December 31, 1998
                                     -------------  -----------------
Class D
Proceeds from sales
 of shares...................           11,149,446       32,694,485
Investment of
 dividends...................              532,682        1,233,133
Exchanged from
 associated Funds............        1,373,829,239    1,845,865,431
                                    --------------   --------------
Total........................        1,385,511,367    1,879,793,049
                                    --------------   --------------
Cost of shares
 redeemed....................          (21,527,318)     (32,427,324)
Exchanged into
 associated Funds............       (1,374,469,123)  (1,819,227,927)
                                    --------------   --------------
Total........................       (1,395,996,441)  (1,851,655,251)
                                    --------------   --------------
Increase (Decrease)
 in Shares...................          (10,485,074)      28,137,798
                                    ==============   ==============

4. Management Fee, Distribution Services, and Other Transactions -- The
Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and paid monthly, equal to a per annum percentage of the Fund's average daily net assets.

    The management fee rate is calculated on a sliding scale of 0.45% to 0.375% based on average daily net assets of all the investment companies managed by the Manager. Effective January 25, 1999, the Manager, at its discretion, agreed to waive a portion of its management fee equal to an annual rate of 0.10%. The management fee for the six months ended June 30, 1999, was equivalent to an annual rate of 0.31% of the Fund's average daily net assets.

    The Fund has an Administration, Shareholder Services and Distribution
Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with Seligman Advisors, Inc. (the "Distributor") and receive a continuing fee of up to 0.25% on an annual basis of the average daily net

NOTES TO FINANCIAL STATEMENTS

assets of Class A shares, attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor, and likewise the Fund, did not make payments under the Plan with respect to Class A shares during the six months ended June 30, 1999.

    Under the Plan, with respect to Class B shares, Class C shares issued in exchange from another Seligman investment company and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of share-holder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

    For the six months ended June 30, 1999, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $170,193 and $296,735, respectively.

    The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 1999, such charges amounted to $187,240.

    The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor, for the six months ended June 30, 1999, amounted to $5,469.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 1999, Seligman Services, Inc. received commissions of $4,847 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $6,231, pursuant to the Plan.

    Seligman Data Corp., owned by the Fund and certain associated investment companies, charged the Fund at cost $332,442 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $3,719.

    Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 1999, of $137,106, is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5. Capital Loss Carryforward -- At December 31, 1998, the Fund had a net capital loss carryforward for federal income tax purposes of $10,413, which is available for offset against future taxable net capital gains, expiring in various amounts through 2006.

FINANCIAL HIGHLIGHTS

    The tables below are intended to help you understand each Class's financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares out standing. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.


                                                                               CLASS A
                                               ------------------------------------------------------------------------
                                                 SIX MONTHS
                                                   ENDED                      YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
                                                   6/30/99     1998         1997        1996        1995         1994
                                                 ---------   --------     --------    --------    --------     --------
PER SHARE DATA:
Net Asset Value, Beginning of Period........      $1.000     $1.000        $1.000      $1.000     $1.000        $1.000
                                                  ------     ------        ------      ------     ------        ------
Income from Investment Operations:
Net investment income.......................       0.020      0.045         0.047       0.046      0.051         0.034
                                                  ------     ------        ------      ------     ------        ------
Total from Investment Operations............       0.020      0.045         0.047       0.046      0.051         0.034
                                                  ------     ------        ------      ------     ------        ------
Less Distributions:
Dividends from net investment income........      (0.020)    (0.045)       (0.047)     (0.046)    (0.051)       (0.034)
                                                  ------     ------        ------      ------     ------        ------
Total Distributions.........................      (0.020)    (0.045)       (0.047)     (0.046)    (0.051)       (0.034)
                                                  ------     ------        ------      ------     ------        ------
Net Asset Value, End of Period..............      $1.000     $1.000        $1.000      $1.000     $1.000        $1.000
                                                  ======     ======        ======      ======     ======        ======
TOTAL RETURN:                                       1.97%      4.59%         4.80%       4.71%      5.18%         3.46%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)....     $259,334   $273,427      $206,604    $208,950   $177,395      $194,406
Ratio of expenses to average net assets.....        0.58%+     0.71%         0.78%       0.79%      0.86%         0.82%
Ratio of net income to average net assets...        3.98%+     4.50%         4.70%       4.61%      5.06%         3.41%
Without management fee waiver:**
   Ratio of expenses to average net assets..        0.67%+
   Ratio of net income to average net assets        3.89%+

------------------
See footnotes on page 13.


FINANCIAL HIGHLIGHTS


                                                                           CLASS B                             CLASS C
                                                        ----------------------------------------------    -----------------
                                                         SIX MONTHS        YEAR ENDED          4/22/96*       5/27/99*
                                                            ENDED         DECEMBER 31,           TO              TO
                                                                      --------------------
                                                          6/30/99       1998        1997      12/31/96        6/30/99
                                                        ------------  ---------   --------    --------        --------
PER SHARE DATA:
Net Asset Value, Beginning of Period..............       $1.000        $1.000      $1.000      $1.000          $1.000
                                                         ------        ------      ------      ------          ------
Income from Investment Operations:
Net investment income.............................        0.015         0.035       0.037       0.025           0.003
                                                         ------        ------      ------      ------          ------
Total from Investment Operations..................        0.015         0.035       0.037       0.025           0.003
                                                         ------        ------      ------      ------          ------
Less Distributions:
Dividends from net investment income..............       (0.015)       (0.035)     (0.037)     (0.025)         (0.003)
                                                         ------        ------      ------      ------          ------
Total Distributions...............................       (0.015)       (0.035)     (0.037)     (0.025)         (0.003)
                                                         ------        ------      ------      ------          ------
Net Asset Value, End of Period....................       $1.000        $1.000      $1.000      $1.000          $1.000
                                                         ======        ======      ======      ======          ======
TOTAL RETURN:                                              1.47%         3.56%       3.77%       2.44%           0.28%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)..........       $40,649       $24,189     $10,858      $2,493            $329
Ratio of expenses to average net assets...........         1.58%+        1.71%       1.78%       1.78%+          1.54%+
Ratio of net income to average net assets.........         2.98%+        3.50%       3.70%       3.58%+          2.97%+
Without management fee waiver:**
   Ratio of expenses to average net assets........         1.67%+                                                1.64%+
   Ratio of net income to average net assets......         2.89%+                                                2.87%+

------------------
See footnotes on page 13.


FINANCIAL HIGHLIGHTS


                                                                               CLASS D
                                               ------------------------------------------------------------------------
                                                 SIX MONTHS
                                                   ENDED                      YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
                                                   6/30/99     1998         1997        1996        1995         1994
                                                 ---------   --------     --------    --------    --------     --------
PER SHARE DATA:
Net Asset Value, Beginning of Period........       $1.000     $1.000        $1.000      $1.000     $1.000        $1.000
                                                   ------     ------        ------      ------     ------        ------
Income from Investment Operations:
Net investment income.......................        0.015      0.035         0.037       0.036      0.040         0.024
                                                   ------     ------        ------      ------     ------        ------
Total from Investment Operations............        0.015      0.035         0.037       0.036      0.040         0.024
                                                   ------     ------        ------      ------     ------        ------
Less Distributions:
Dividends from net investment income........       (0.015)    (0.035)       (0.037)     (0.036)    (0.040)       (0.024)
                                                   ------     ------        ------      ------     ------        ------
Total Distributions.........................       (0.015)    (0.035)       (0.037)     (0.036)    (0.040)       (0.024)
                                                   ------     ------        ------      ------     ------        ------
Net Asset Value, End of Period..............       $1.000     $1.000        $1.000      $1.000     $1.000        $1.000
                                                   ======     ======        ======      ======     ======        ======
TOTAL RETURN:                                       1.47%      3.56%         3.77%       3.67%      4.08%         2.35%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)....       $41,758    $52,243       $24,110     $22,309    $14,554        $3,458
Ratio of expenses to average net assets.....        1.58%+     1.71%         1.78%       1.79%      1.90%         1.90%
Ratio of net income to average net assets...        2.98%+     3.50%         3.70%       3.61%      4.02%         2.32%
Without management fee waiver:**
   Ratio of expenses to average net assets..        1.67%+                                                        3.23%
   Ratio of net income to average net assets        2.89%+                                                        0.99%

------------------
*  Commencement of offering of shares.
** The Manager, at its discretion, waived a portion of its fees for the period ended June 30, 1999, and reimbursed certain expenses for Class D shares in
   1994.
+  Annualized.
See Notes to Financial Statements.


REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders,
Seligman Cash Management Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Cash Management Fund, Inc. as of June 30, 1999, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended December 31,1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Cash Management Fund, Inc. as of June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
August 6, 1999


FOR MORE INFORMATION

Manager
J. & W. Seligman & Co.
   Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450     Shareholder Services
(800) 445-1777     Retirement Plan
                   Services
(212) 682-7600     Outside the
                   United States
(800) 622-4597     24-Hour
                   Automated Telephone
                   Access Service

BOARD OF DIRECTORS

John R. Galvin 2, 4
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, Raytheon Company

Alice S. Ilchman 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2, 4
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center
Director, Conoco Inc.

John E. Merow 2, 4
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc.
Director, New York Presbyterian Hospital

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation

William C. Morris 1
Chairman
Chairman of the Board,
   J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3, 4
Retired Partner, Pitney, Hardin, Kipp & Szuch,
   Law Firm

James Q. Riordan 3, 4
Director, KeySpan Energy Corporation
Trustee, Committee for Economic Development
Director, Public Broadcasting Service

Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino 1
President
President, J. & W. Seligman & Co.  Incorporated
Chairman, Seligman Data Corp.
Director, ICI Mutual Insurance Company
Member of the Board of Governors,
   Investment Company Institute

Director Emeritus
Fred E. Brown
Director and Consultant,
   J. & W. Seligman & Co. Incorporated

----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee

EXECUTIVE OFFICERS

William C. Morris
Chairman

Brian T. Zino
President

Lawrence P. Vogel
Vice President

Gary S. Zeltzer
Vice President

Thomas G. Rose
Treasurer

Frank J. Nasta
Secretary

                                       SELIGMAN
                                       --------

                                CASH MANAGEMENT
                                     FUND, INC.


                                 MID-YEAR REPORT
                                  JUNE 30, 1999

                           A Money Market Mutual Fund
                           Seeking to Preserve Capital
                            and to Maximize Liquidity
                               and Current Income


                             SELIGMAN ADVISORS, INC.
                                 an affiliate of

                              J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Cash Management Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

                    TXCM3 6/99